________________________________________________________________

                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K


                          Current Report


                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report: February 11, 1994
                   (Date of earliest event reported)



                    Commission File No. 0-1125



                 MADISON GAS AND ELECTRIC COMPANY
          (Exact name of registrant as specified in its charter)


          WISCONSIN                                     39-0444025
  (State or other jurisdiction of         (IRS Employer Identification No.)
  incorporation or organization)


                      133 South Blair Street
                       Post Office Box 1231
                  Madison, Wisconsin  53701-1231
                (Address of principal executive offices)
                             (ZIP Code)


                          (608) 252-7923
           (Registrant's telephone number, including area code)

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Item 5.  Other Events

         On February 11, 1994, the Company's independent accountants, Coopers & Lybrand, completed their audit of Madison Gas and Electric Company's consolidated financial statements and accompanying notes to consolidated financial statements. The following documents are filed as part of this report.

Exhibit No.  Description

   23        Consent of Independent Accountants

   99        Additional Exhibits:

               Management's Discussion and Analysis of Financial
               Condition and Operations

               Report of Independent Accountants

               Consolidated Statements of Income and Retained
               Income for the year ended December 31, 1993

               Consolidated Balance Sheet at December 31, 1993

               Consolidated Statement of Capitalization at
               December 31, 1993

               Consolidated Statement of Cash Flows for the year ended December 31, 1993

               Notes to Consolidated Financial Statements

                       S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             MADISON GAS AND ELECTRIC COMPANY
                             (Registrant)


Date:  March 1, 1994         /s/ David C. Mebane
                             David C. Mebane
                             President, Chief Executive Officer
                             and Chief Operating Officer
                             (Duly Authorized Officer)


Date:  March 1, 1994         /s/ Joseph T. Krzos
                             Joseph T. Krzos
                             Vice President - Finance
                             (Chief Financial and Accounting
                             Officer)
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